SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K-A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 30, 2004

                       HUMANA TRANS SERVICES HOLDING CORP.
             (Exact name of registrant as specified in its charter)

       Delaware                   000-30734                   11-3255619
(State of Incorporation) (Commission File Number)(IRS Employer Identification #)


              7466 New Ridge Road, Suite 7, Hanover, Maryland 21076
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (410) 855-8758
                    ----------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 7.01.        Regulation FD Disclosure

As previously reported, on July 30, 2004, the Registrant entered into a Letter of Intent with Provo International, Inc. (formerly Frontline Communications Corp., AMEX: "FNT") whereby Provo will acquire all of Humana's operations in an all-stock transaction, with a majority ownership of the combined entity remaining with the existing Provo shareholders.

Pursuant to the Letter of Intent the transaction was to close on or about September 15, 2004, unless extended by mutual consent for an additional period of ninety (90) days.

On September 15, 2004, the parties entered into an Amendment to the Letter of Intent, whereby the parties agreed to extend the Letter of Intent and that the parties expect to file the necessary documents with the SEC to permit the transaction to close on or about October 31, 2004, or as soon thereafter as possible after completion of any review by the SEC.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1     Copy of Press Release of September 22, 2004

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

         By: /s/ John Daly
         ---------------------------------
         John Daly
         President

Date:  September 22, 2004